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                                                                    EXHIBIT 10.3

                      AGREEMENT AND CONSENT TO ASSIGNMENT
                                       OF
                              BOREALIS MINING LEASE


         This Agreement and Consent to Assignment ("Consent"), is made and entered into as of the 26 day of January, 2005, by and among RICHARD J. CAVELL TTTEE F/T Richard J. Cavell Trust dated 02/23/1994, HARDROCK MINING COMPANY, a Nevada corporation, and JOHN W. WHITNEY (hereinafter "Lessor"), GOLDEN PHOENIX MINERALS INC., a Minnesota corporation ("Golden Phoenix"), BOREALIS MINING COMPANY, a Nevada corporation ("Borealis Mining") and Gryphon Gold Corporation, a Nevada corporation ("Gryphon Gold").

                                 R E C I T A L S

         Lessor and J.D. Welsh & Associates, Inc. a Nevada corporation ("Lessee") entered into a Borealis Mining Lease dated January 24, 1997 ("Mining Lease"), a Memorandum of which is recorded as Entry 115828 in Book 169 at page 489 in the official records of Mineral County, Nevada; and

         Lessee assigned all of Lessee's rights, privileges and interest in the Mining Lease to Newmex Minerals, Inc., a Canadian corporation ("Newmex"). Newmex subsequently assigned all of its rights, privileges and interest in the Mining Lease to Golden Phoenix. Lessor consented to the assignment of the Mining Lease to Golden Phoenix as evidenced by their signatures to a letter dated January 9, 2000; and

         Golden Phoenix has entered into negotiations with Borealis Mining to sell and assign its rights, privileges and interest in the Mining Lease to Borealis Mining; and

         Gryphon Gold is the owner of Borealis Mining; and

         Section 16 of the Mining Lease requires Lessor's consent to any assignment of the Mining Lease.

                                    AGREEMENT

         NOW, THEREFORE, for and in consideration of the covenants and agreements hereinafter set forth, the parties agree as follows:

         1. Lessor hereby consents to the assignment to Borealis Mining of the Mining Lease.

         2. Lessor further acknowledges its consent to the prior assignments by Lessee and Newmex as described in the recitals.

         3. Upon Golden Phoenix's assignment to Borealis Mining of the Mining Lease, Borealis Mining will agree to keep and perform all of the Lessee's covenants and obligations pursuant thereto.


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         4. Gryphon Gold hereby absolutely and unconditionally guarantees to
Lessor the full, complete and timely performance of each and all of the terms, agreements, covenants and conditions required to be paid or performed by Borealis Mining pursuant to the Mining Lease (as the Mining Lease may hereinafter be amended, modified or restated).

         5. Lessor and Golden Phoenix acknowledge that the Lease is in good standing.

         6. Following assignment of the Mining Lease, notice to Borealis Mining shall be addressed to:

            Borealis Mining Company
            1153 Bergen Parkway, Suite M290
            Evergreen, CO 80439-9773
            Attention:  Allen S. Gordon, President
            Telephone:  (303) 679-9819
            Facsimile:  (303) 679-9589

            WITH A COPY TO:

            Snell & Wilmer L.L.P.
            Att:  Lowell Thomas, Esq.
            One S. Church Ave., Suite 1500
            Tucson, AZ 85701-1630
            Telephone:  (520) 882-1221
            Facsimile:  (520) 884-12944

         7. This Agreement and Consent shall be construed according to Nevada law and may be executed in any number of counterparts, each of which shall be an original but all of which shall constitute one and the same instrument.

         8. The parties agree that if any dispute arises out of or is related to this Agreement and Consent, the courts of Washoe County, Nevada, shall have exclusive jurisdiction for the resolution of any such disputes and the parties hereto submit to the personal jurisdiction of the State of Nevada as to any such disputes.

         9. If any party seeks to enforce the terms of this Agreement and Consent, the prevailing party is entitled to recover all of their costs and a reasonable attorney's fee.

         10. The parties to this Agreement and Consent agree that Borealis Mining shall record the assignment of Golden Phoenix to Borealis Mining with the County Recorder of Mineral County, and shall provide a copy of the recorded document to Lessor, by providing a copy to Whitney and Whitney.


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         IN WITNESS WHEREOF, this Consent is executed and delivered as of the date first written above.

                                   RICHARD J. CAVELL TTTEE F/T Richard J. Cavell Trust dated 02/23/1994


                                   By: /s/ Richard J. Cavell
                                      ------------------------------------------
                                      Richard J. Cavell



                                   HARDROCK MINING COMPANY, a Nevada corporation


                                   By: /s/ C. Lindsey
                                      ------------------------------------------
                                      Its: President
                                          ----------------------------------


                                   /s/ John W. Whitney
                                   ---------------------------------------------
                                   JOHN W. WHITNEY



                                   GOLDEN PHOENIX MINERALS, INC.,
                                   a Minnesota corporation


                                   By: /s/ Michael Fitzsimonds
                                      ------------------------------------------
                                      Its: President
                                          ----------------------------------



                                   BOREALIS MINING COMPANY, a Nevada corporation


                                   By: /s/ Allen Gordon
                                      ------------------------------------------
                                      Allen S. Gordon, Its President



                                   GRYPHON GOLD CORPORATION,
                                   a Nevada corporation


                                   By: /s/ Allen Gordon
                                      ------------------------------------------
                                      Allen S. Gordon, Its President


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